================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                   FORM 8-K/A

                                 -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  October 31, 2001


               Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.)
              (Exact Name of Registrant as Specified in Charter)

         Georgia                               000-21486                            58-2037452
(State or Other Jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
    of Incorporation)

                               3804 Roswell Road
                             Atlanta, Georgia 30350
                    (Address of Principal Executive Offices)

                                 (770) 751-3321
              (Registrant's telephone number, including area code)



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                                  Page 1 of 9

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b) This Current Report on Form 8-K/A is filed to amend the Company's Current Report on Form 8-K dated November 6, 2001.

     On October 31, 2001, the Company completed the sale of its three megastores, distribution center, commissary kitchen, bakery, office facilities and intellectual property to Whole Foods Market Group, Inc. as well as the assignment of related liabilities. The following unaudited pro forma condensed financial statements are presented to illustrate the effects of the asset sale on the Company's historical financial statements. The unaudited pro forma condensed financial statements are based on the Company's historical financial statements and related notes. The unaudited pro forma condensed balance sheet has been prepared to reflect the balance sheet of the Company as if the asset sale had occurred on August 1, 2001. The unaudited pro forma condensed statements of operations reflect the results of operations of the Company for the year ended January 31, 2001 and the twenty-six weeks ended August 1, 2001 as if the asset sale had occurred on February 3, 2000. These unaudited pro forma condensed financial statements should be read together with the Company's historical financial statements and related notes found in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001. The Company's historical financial statements are not necessarily indicative of its future financial condition or results of operations.

     The unaudited pro forma condensed financial statements are based on the estimates and assumptions set forth in the notes to these statements, which are preliminary and have been made solely for the purpose of developing these pro forma condensed financial statements. The unaudited pro forma condensed financial statements are presented to illustrate the effect of the asset sale on the Company's historical financial statements. They are not necessarily indicative of the Company's future financial condition or results of operations after the asset sale or the financial condition or results of operations that would have resulted if the asset sale had been completed on the dates indicated.

       Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.) and Subsidiaries
                       Pro Forma Condensed Balance Sheet
                                 August 1, 2001
                                  (Unaudited)

                                                              Less:
                                                           Assets Sold             Pro Forma
                                              Hurry            (a)                Adjustments         Pro Forma
                                              -----        -----------            -----------         ---------
                                                                 Amounts in thousands
CURRENT ASSETS
  Cash                                     $     33           $     42              $12,273  (b)         $12,264
  Accounts receivable, net of
   allowance                                    288                197                    -                   91
  Inventories                                 9,334              7,502                    -                1,832
  Prepaid expenses                              560                123                    -                  437
                                           --------           --------              -------              -------

     Total current assets                    10,215              7,864               12,273               14,624
                                           --------           --------              -------              -------

PROPERTY AND EQUIPMENT
  Buildings                                  32,101             27,134                    -                4,967
  Equipment                                  32,170             28,790                    -                3,380
  Vehicles                                      185                185                    -                    -
                                           --------           --------              -------              -------
                                             64,456             56,109                    -                8,347
Accumulated depreciation                    (38,087)           (33,969)                   -               (4,118)
                                           --------           --------              -------              -------
                                             26,369             22,140                    -                4,229
Land                                          7,224              7,224                    -                    -
                                           --------           --------              -------              -------
     Total property and equipment            33,593             29,364                    -                4,229
                                           --------           --------              -------              -------

OTHER ASSETS
  Deposits on equipment                         258                 45                    -                  213
  Loan costs                                  1,190                  -               (1,190) (c)               -
  Other                                         197                 60                    -                  137
                                           --------           --------              -------              -------
                                              1,645                105               (1,190)                 350
                                           --------           --------              -------              -------

     Total assets                          $ 45,453           $ 37,333              $11,083              $19,203
                                           ========           ========              =======              =======

       Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.) and Subsidiaries
                 Pro Forma Condensed Balance Sheet - continued
                                 August 1, 2001
                                  (Unaudited)


                                                              Less:
                                                           Assets Sold             Pro Forma
                                              Hurry            (a)                Adjustments         Pro Forma
                                              -----        -----------            -----------         ---------
                                                                 Amounts in thousands
LIABILITIES AND STOCKHOLDERS'
  EQUITY

CURRENT LIABILITIES
  Current maturities of long-term
      obligations                          $  2,253         $     -                 $ (2,050) (d)      $    203
  Accounts payable - trade                    7,303           5,871                        -              1,432
  Workers' compensation and general
     liability insurance                        232              -                         -                232
  Accrued payroll and payroll taxes
      payable                                   635            519                         -                116
  Sales taxes payable                           200            134                         -                 66
  Other accrued liabilities                   1,274            454                         -                820
                                           --------         ------                  --------           --------

     Total current liabilities               11,897          6,978                    (2,050)             2,869
                                           --------         ------                  --------           --------


LONG-TERM OBLIGATIONS, NET OF CURRENT
 MATURITIES                                  19,591              -                   (19,552)                39


OTHER NON-CURRENT LIABILITIES                   395              9                         -                386


STOCKHOLDERS' EQUITY
  Common Stock - Class A                     34,681              -                         -             34,681
  Common Stock - Class B                      3,936              -                         -              3,936
  Additional paid-in capital                  1,257              -                         -              1,257
  Accumulated deficit                       (26,304)             -                     2,339  (e)       (23,965)
                                           --------         ------                  --------           --------
     Total stockholders' equity              13,570              -                     2,339             15,909
                                           --------         ------                  --------           --------

     Total liabilities and stockholders'
      equity                               $ 45,453         $6,987                  $(19,263)          $ 19,203
                                           ========         ======                  ========           ========

       Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.) and Subsidiaries
           Pro Forma Condensed Consolidated Statements of Operations
                      For the Year Ended January 31, 2001
                                  (Unaudited)


                                                              Less:
                                                            Disposed               Pro Forma
                                             Hurry         Assets (f)             Adjustments           Pro Forma
                                           --------        ----------             -----------           ---------
Net sales                                  $135,953         $103,279                $      -              $32,674
Cost of goods sold                           97,965           74,356                       -               23,609
                                           --------         --------                --------              -------



Gross profit                                 37,988           28,923                       -                9,065
                                           --------         --------                --------              -------


Operating expenses
     Direct store expenses                   22,772           15,241                       -                7,531
     Selling, general & administrative
      expenses                               13,570           12,043                       -                1,527
     Depreciation and other amortization      3,947            2,703                     892  (g)           2,136
                                           --------         --------                --------              -------
Total operating expenses                     40,289           29,987                     892               11,194
                                           --------         --------                --------              -------


Operating income (loss)                      (2,301)          (1,064)                   (892)              (2,129)

Interest expense                              3,685                -                  (3,685) (h)               -
Interest income                                   -                -                     328  (i)             328
Loss on sale of assets                            -                -                  (2,158) (j)          (2,158)
Other income                                  1,023            1,023                       -                    -
                                           --------         --------                --------              -------

Loss applicable to common shareholders
 before income taxes and extraordinary
 items                                       (4,963)             (41)                    963               (3,959)
Income tax expense                                -                -                       -                    -
                                           --------         --------                --------              -------


Loss applicable to common shareholders
 before extraordinary items                  (4,963)             (41)                    963               (3,959)

Extraordinary loss (net of applicable
 income taxes of $0)                           (288)               -                       -                 (288)
                                           --------         --------                --------              -------

Net loss applicable to common
 shareholders                              $ (5,251)        $    (41)               $    963              $(4,247)
                                           ========         ========                ========              =======

Net loss per common share - basic and
 diluted:

    Loss applicable to common
     shareholders before extraordinary
     items                                 $  (0.80)                                                      $ (0.64)

    Extraordinary loss                        (0.05)                                                        (0.05)
                                           --------                                                       -------

    Net loss applicable to common
     shareholders                          $  (0.85)                                                      $ (0.69)
                                           --------                                                       -------

       Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.) and Subsidiaries
           Pro Forma Condensed Consolidated Statements of Operations
                 For the Twenty-Six Weeks Ended August 1, 2001
                                  (Unaudited)



                                                                         Less:
                                                                       Disposed              Pro Forma
                                                   Hurry                 ssets              Adjustments                Pro Forma
                                                  -------              --------             -----------                ---------
                                                                Amounts in Thousands, Except Per Share Data
Net sales                                         $64,433              $47,875                $     -                    $16,558
Cost of goods sold                                 45,070               33,092                      -                     11,978
                                                  -------              -------                -------                    -------

Gross profit                                       19,363               14,783                      -                      4,580
                                                  -------              -------                -------                    -------

Operating expenses
     Direct store expenses                         11,293                7,012                      -                      4,281
     Selling, general & administrative
      expenses                                      6,619                5,577                      -                      1,042
     Depreciation and other amortization            1,763                1,090                   (195)   (k)                 478
                                                  -------              -------                -------                    -------
Total operating expenses                           19,675               13,679                   (195)                     5,801
                                                  -------              -------                -------                    -------

Operating income (loss)                              (312)               1,104                    195                     (1,221)

Interest expense                                    1,923                    -                 (1,849)   (h)                  74
Interest income                                         -                    -                    164    (i)                 164
Other income (expense)                                450                  457                      -                         (7)
                                                  -------              -------                -------                    -------

Loss applicable to common shareholders
 before income taxes                               (1,785)               1,561                  2,208                     (1,138)
Income tax expense                                      -                    -                      -                          -
                                                  -------              -------                -------                    -------

Net loss applicable to common
 shareholders                                     $(1,785)             $ 1,561                $ 2,208                    $(1,138)
                                                  =======              =======                =======                    =======

Net loss per common share - basic and
 diluted:

    Net loss applicable to common
     shareholders                                 $ (0.29)                                                               $ (0.18)
                                                  =======                                                                =======

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

     1.  Basis of Presentation

     The unaudited pro forma condensed financial statements present financial information for Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.) giving effect to the sale of specific assets, which was completed on October 31, 2001. This sale includes the Company's three megastores, its distribution center, commissary kitchen, bakery, office facilities and intellectual property. The unaudited pro forma condensed statements of operations for the year ended January 31, 2001 and the twenty-six weeks ended August 1, 2001 are presented as if the asset sale had occurred on February 3, 2000. The unaudited pro forma condensed balance sheet as of August 1, 2001 is presented as if the asset sale had occurred as of that date.

     2.  Unaudited Pro Forma Financial Adjustments

         a) Reflects the assets purchased and liabilities assumed by Whole Foods Market Group, Inc.

         b) Represents net proceeds from the asset sale after the pay off of bank debt.

         c)  Represents write off of loan costs previously capitalized.

         d) Represents disposition of debt through proceeds from the asset sale.

         e) Represents the net effect of the gain on sale of assets of $2,339 and the write off of loan cost previously capitalized of $1,190. There would be no income tax on the asset sale as the gain on the sale of assets is offset by operating losses and by net operating loss carryforwards.

         f) Reflects the revenues and expenses generated from those assets sold.

         g) Reflects reduction of amortization of $373 related to loan costs written off in conjunction with the pay off of bank debt and the write off of the balance of those loan costs as of February 3, 2000 of $1,265.

         h) Represents reduction of interest expense for the bank debt paid off with the cash proceeds form the asset sale.

         i) Represents interest earned at 3% on the net cash proceeds remaining after the pay off of bank debt.

         j) Represents loss on the asset sale. There would be no income tax effect on this loss.

         k) Reflects reduction of amortization related to loan costs written off in conjunction with the pay off of bank debt as of February 3, 2000.

(c)    Exhibits:

               Exhibit No.                  Description
               -----------                  -----------
                   2.1                      Asset Purchase Agreement, dated as of August 9, 2001, by and among the Company, Karalea, Inc. Marthasville Trading
                                            Company, and Whole Foods (incorporated by reference to the
                                            Company's Form 8-K filed August 14, 2001).

                   4.1                      Voting Agreement, dated as of August 9, 2001, by and between
                                            Whole Foods and Harry A. Blazer (incorporated by reference to the Company's Form 8-K filed August 14, 2001).

                   10.1                     Guaranty Agreement, dated as of August 9, 2001, by Whole
                                            Foods Market, Inc., the Company and Harry A. Blazer
                                            (incorporated by reference to the Company's Form 8-K filed
                                            August 14, 2001).

                   10.2                     License Agreement, dated as of October 31, 2001, by and
                                            between the Company and Whole Foods Market IP, Inc.
                                            (incorporated by reference to the Company's Form 8-K filed
                                            November 8, 2001).

                   10.3                     Supply Agreement, dated as of October 31, 2001, by and
                                            between the Company and Whole Foods. (incorporated by
                                            reference to the Company's Form 8-K filed November 8, 2001).

                   99.1                     Press Release dated October 31, 2001 (incorporated by
                                            reference to the Company's Form 8-K filed November 8, 2001).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HURRY, INC.
                                    (Registrant)


Date:  November 15, 2001            By:  /s/ Harry A. Blazer
                                        --------------------------
                                    Name:  Harry A. Blazer
                                    Title: Chairman, President and
                                           Chief Executive Officer